Exhibit 10.21

EXECUTION VERSION

SECURITY AGREEMENT

DATED AS OF OCTOBER 31, 2013

BY AND AMONG

DURATA THERAPEUTICS HOLDING C.V.,

DURATA THERAPEUTICS INTERNATIONAL B.V.,

DURATA THERAPEUTICS, INC.,

AND

CERTAIN SUBSIDIARIES OF DURATA THERAPEUTICS, INC. PARTY HERETO

AS GRANTORS,

IN FAVOR OF

PDL BIOPHARMA, INC.,

AS COLLATERAL AGENT

- i -

(continued)

(continued)

(continued)

Page

EXHIBITS

A	Form of Copyright Security Agreement
B	Form of Patent Security Agreement
C	Form of Trademark Security Agreement
D	Form of Control Agreement in Respect of Uncertificated Securities

ANNEXES

I	Form of Joinder Agreement

SECURITY AGREEMENT (the “Agreement”), dated as of October 31, 2013, by DURATA THERAPEUTICS HOLDING C.V., a limited partnership organized under the laws of the Netherlands (“Durata C.V.”), DURATA THERAPEUTICS INTERNATIONAL B.V., a private company with limited liability incorporated under the laws of the Netherlands having its official seat in Amsterdam, the Netherlands, and which is registered with the Dutch trade register under number 55527221 (“Durata B.V.”), DURATA THERAPEUTICS, INC., a Delaware corporation (“Parent”), Durata Therapeutics U.S. Limited, a Delaware corporation (“Durata U.S.”) and certain other subsidiaries of Parent that are party hereto (Durata U.S. together with such other subsidiaries, the “Subsidiaries” and together with Durata C.V., Durata B.V., Parent, and any other entity that may become a party hereto as a grantor as provided herein, each a “Grantor” and collectively, jointly and severally, the “Grantors”), in favor of PDL BIOPHARMA, INC., as Collateral Agent (in such capacity, the “Agent”) under the Credit Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Durata C.V. and Durata B.V., as borrowers (in such capacity, the “Borrowers”), Parent, the Subsidiaries, PDL BIOPHARMA, INC., as lender (in such capacity, the “Lender”), and the Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lender has agreed to make certain extensions of credit to the Borrowers upon the terms and conditions set forth therein; and

WHEREAS, it is a condition precedent to the obligations of the Lender to make its extensions of credit to the Borrowers under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Agent.

NOW, THEREFORE, in consideration of the premises set forth above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. DEFINITIONS.

1.01. Definition of Terms Used Herein Generally. Except as otherwise provided herein, all capitalized terms used herein (including in the preamble hereto) but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. Notwithstanding the foregoing, except as specifically provided herein, all terms used herein and defined in the NYUCC shall have the same definitions herein as ascribed to such terms therein as of the date hereof; provided, however, that if a term is defined in Article 9 of the NYUCC differently than in another Article of the NYUCC, the term has the meaning ascribed to such term in Article 9 of the NYUCC as of the date hereof.

1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

“Additional Grantor”: as defined in Annex I hereto.

“Agent”: as defined in the preamble.

“Agreement”: this Security Agreement, as the same may be amended, supplemented, replaced or otherwise modified from time to time.

“Bankruptcy Code”: Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), or any successor statute, as amended.

“Borrowers”: as defined in the preamble. Any references herein to “each”,” “either” or “such” Borrower or to the “applicable” Borrower, or to “the Borrower” shall mean and refer to such Borrower as the context requires.

“Collateral”: as defined in Section 2.

“Copyright Office”: the United States Copyright Office.

“Copyright Security Agreement”: a supplement to this Agreement, executed by one or more Grantors in favor of the Agent, substantially in the form of Exhibit A hereto.

“Credit Agreement”: as defined in the preamble.

“Durata B.V.”: as defined in the preamble.

“Durata C.V.”: as defined in the preamble.

“Durata U.S.”: as defined in the preamble.

“Event”: as defined in Section 8.03.

“Foreign Collateral”: as defined in Section 2

“Foreign Guarantor Obligations”: the obligations owed by any Guarantor under the Foreign Guarantee Agreement.

“Foreign Guarantee Agreement”: that certain Guarantee Agreement, if any, to be entered into by and among any foreign Guarantor time to time and the Agent, as amended, modified and in effect from time to time.

“Foreign Obligations”: the Borrower Obligations and the Foreign Guarantor Obligations.

“General Intangibles”: all “general intangibles” as such term is defined in Section 9-102(42) of the NYUCC as in effect on the date hereof and, in any event, including, without limitation, with respect to any Grantor, all contracts, agreements, instruments and indentures and all licenses and permits issued by Governmental Authorities in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, replaced or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith; (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto; (iii) all rights of such Grantor to damages arising thereunder; (iv) all rights of such Grantor to receive any tax refunds; and (v) all rights of such Grantor to terminate and to perform, to compel performance and to exercise all remedies thereunder.

“Grantor(s)”: as defined in the preamble.

“Intellectual Property Security Agreement”: each Copyright Security Agreement, Patent Security Agreement and Trademark Security Agreement.

“Intercompany Debt”: as defined in Section 18.17.

“Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(48) of the NYUCC on the date hereof including, without limitation, all certificated securities and uncertificated securities, all security entitlements, and all securities accounts, and (ii) security entitlements, in the case of any United States Treasury book-entry securities, as defined in 31 C.F.R. § 357.2, or, in the case of any United States federal agency book-entry securities, as defined in the corresponding United States federal regulations governing such book-entry securities; and (iii) whether or not constituting “investment property” as so defined, all Pledged Notes, all Pledged Stock and all Pledged Security Entitlements.

“Issuers”: the collective reference to each issuer of a Pledged Security.

“Joinder Agreement”: each agreement, in the form of Annex I hereto, executed and delivered by each Person that shall become an Additional Grantor hereunder.

“Lease”: any lease of personal property under which any Grantor is the lessee.

“Lender”: as defined in the preamble.

“NYUCC”: the Uniform Commercial Code as in effect in the State of New York from time to time.

“Parent”: as defined in the preamble.

“Patent Security Agreement”: a supplement to this Agreement, executed by one or more Grantors in favor of Agent, substantially in the form of Exhibit B hereto.

“Perfection Certificate”: shall mean that certain Perfection Certificate dated as of the date hereof executed by the Borrowers in favor of the Agent, as updated by the

Borrower or any other Grantor from time to time after the Closing Date (including pursuant to a Perfection Supplement), and as supplemented from time to time with Annex I-A to each Joinder Agreement executed and delivered to the Agent by each Person that shall become an Additional Grantor hereunder.

“Perfection Supplement”: shall have the meaning assigned to such term in Section 6.17.

“Pledged Debt Securities”: the debt securities owned by any Grantor and set forth in the Perfection Certificate, together with any other certificates, options, rights or security entitlements of any nature whatsoever in respect of the debt securities of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

“Pledged Notes”: all promissory notes owned by any Grantor and set forth in the Perfection Certificate, all intercompany notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor.

“Pledged Securities”: the collective reference to the Pledged Debt Securities, the Pledged Notes and the Pledged Stock.

“Pledged Stock”: the shares of capital stock or other equity interests owned at any time or from time to time by any Grantor, including, without limitation, in the case of the Borrowers, all shares of capital stock, or membership interests, as applicable, in all Grantors that are Subsidiaries of any Borrower, together with any other shares, stock certificates, options, rights or security entitlements of any nature whatsoever in respect of the capital stock or other equity interests of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(64) of the NYUCC in effect on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

“Property”: any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including capital stock or other equity interests.

“PTO”: the United States Patent and Trademark Office.

“Receivable”: any right to payment on account of any obligation that could create any right to receive money, whether or not such right is evidenced by an instrument or chattel paper and whether or not it has been earned by performance (including, without limitation, any account or payment intangible).

“Secured Creditors”: the Agent, in both its capacities as administrative agent under the Credit Agreement and collateral agent under the Collateral Documents, and the Lender under the Credit Agreement, and each of their successors and assigns.

“Securities Act”: the Securities Act of 1933, as amended.

“Security Documents”: this Agreement (as supplemented from time to time by any Joinder Agreement), any Subsidiary Guaranty, the Intellectual Property Security Agreements, all deposit account control agreements and all other pledge or security agreements, assignments or other similar agreements or instruments executed and delivered by any Grantor pursuant to Section 4.1.1, Section 6.7, Section 6.11 or Section 7.12 of the Credit Agreement or otherwise in connection with the transactions contemplated thereby, in each case as amended, modified, restated or supplemented from time to time.

“Security Interest”: the security interest granted pursuant to Section 2, as well as all other security interests created or assigned as additional security for the U.S. Guarantor Obligations or the Foreign Obligations, as applicable, pursuant to the provisions of this Agreement.

“Subsidiaries”: as defined in the preamble.

“Trademark Security Agreement”: a supplement to this Agreement, executed by the Grantor in favor of Agent, substantially in the form of Exhibit C hereto.

“U.S. Guarantee Agreement”: that certain Guarantee Agreement of even date herewith, by and among the Parent, Vicuron, Durata U.S., any other parties party thereto from time to time and the Agent, as amended, modified and in effect from time to time.

“U.S. Guarantor Collateral”: as defined in Section 2

“U.S. Guarantor Obligations”: the “Guaranteed Obligations” as defined in the U.S. Guarantee Agreement.

“UCC”: the Uniform Commercial Code as in effect in any jurisdiction (except as otherwise contemplated in Section 6.18). References to particular sections of Article 9 of the UCC shall be, unless otherwise indicated, references to revised Article 9 of the UCC adopted and effective in certain jurisdictions on or after July 1, 2001.

“Vicuron”: Vicuron Pharmaceuticals, Inc., a Delaware corporation.

1.03. Rules of Interpretation. The rules of interpretation specified in Section 1.2 of Credit Agreement shall be applicable to this Agreement. References to “Sections,” “Exhibits” and “Schedules” shall be to Sections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in this Section 1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of same and any successor statutes and regulations.

Section 2. GRANT OF SECURITY INTEREST.

Each of Parent, Vicuron, Durata U.S. and each other Grantor that is organized in the United States or a state or territory thereof, hereby grants to the Agent, for the ratable benefit of the Secured Creditors, a security interest in, and mortgage on, all of the Property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has, or at any time in the future may acquire, any right, title or interest (collectively, the “U.S. Guarantor Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the U.S. Guarantor Obligations owed by such Grantor, including, without limitation:

a. all Accounts;

b. all Chattel Paper, including tangible chattel paper and electronic chattel paper;

c. all Goods;

d. all Documents;

e. all Equipment;

f. all Fixtures;

g. all General Intangibles, including all Payment Intangibles;

h. all Instruments;

i. all Intellectual Property;

j. all Inventory;

k. all Investment Property;

l. all Leases;

m. all Letter-of-Credit Rights;

n. all money;

o. all Supporting Obligations;

p. all tort claims, including Commercial Tort Claims;

q. all Deposit Accounts, all claims now or hereafter arising therefrom, all funds now or hereafter held therein, all amounts now or hereafter credited thereto and all certificates and instruments, if any, from time to time representing or evidencing such bank accounts;

r. all other property not otherwise described above;

s. all books and records pertaining to the U.S. Guarantor Collateral; and

t. to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

Each of the Borrowers and each other Grantor that is organized outside of the United States or a state or territory thereof, hereby grants to the Agent, for the ratable benefit of the Secured Creditors, a security interest in, and mortgage on, to the extent possible under the laws of its location, all of the Property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has, or at any time in the future may acquire, any right, title or interest (collectively, the “Foreign Collateral”; and together with the U.S. Guarantor Collateral, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Foreign Obligations owed by such Grantor, including, without limitation:

a. all Accounts;

b. all Chattel Paper, including tangible chattel paper and electronic chattel paper;

c. all Goods;

d. all Documents;

e. all Equipment;

f. all Fixtures;

g. all General Intangibles, including all Payment Intangibles;

h. all Instruments;

i. all Intellectual Property;

j. all Inventory;

k. all Investment Property;

l. all Leases;

m. all Letter-of-Credit Rights;

n. all money;

o. all Supporting Obligations;

p. all tort claims, including Commercial Tort Claims;

q. all Deposit Accounts, all claims now or hereafter arising therefrom, all funds now or hereafter held therein, all amounts now or hereafter credited thereto and all certificates and instruments, if any, from time to time representing or evidencing such bank accounts;

r. all other property not otherwise described above;

s. all books and records pertaining to the Foreign Collateral; and

t. to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under this Section 2 attach to (A) any lease, license, contract or agreement to which any Grantor is a party if and for so long as the grant of such security interest shall constitute or result in (i) the invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other Applicable Law (including the Bankruptcy Code) or principles of equity); provided, however that the Collateral shall include and such security interest shall attach immediately at such time as the condition causing such invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract or agreement that does not result in any of the consequences specified in clause (i) or (ii) above or (B) any trademark applications filed in the United States Patent and Trademark Office on the basis of such Grantor’s “intent-to-use” such trademark to the extent that granting a security interest in such trademark application prior to such filing would result in the unenforceability, invalidation or voiding of such trademark application, unless and until use of the trademark has been filed with and accepted by the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), whereupon such trademark application will be deemed automatically included in the Collateral, (C) any equipment financed by a third party and products and proceeds thereof subject to a lien permitted by Section 7.2(d) of the Credit Agreement to the extent that the security interest is prohibited by the terms of the agreement governing such financing, (D) any collateral securing letter of credit or credit card reimbursement obligations or hedging obligations permitted under the Credit Agreement, or (E) the Connecticut Assets.

Section 3. AUTHORIZATION TO FILE FINANCING STATEMENTS. Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any applicable jurisdiction in which the UCC has been adopted any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as “all assets” of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the NYUCC or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any initial financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor. Each Grantor agrees to furnish any such information to the Agent promptly upon request. Each Grantor also ratifies its authorization for the Agent to have filed in any UCC jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

Section 4. RELATION TO INTELLECTUAL PROPERTY SECURITY AGREEMENTS. Concurrently herewith the Grantor is executing and delivering to the Agent for recording in the PTO the Patent Security Agreement and the Trademark Security Agreement. As of the Closing Date the Grantors hold no Copyrights or applications in respect thereof that are registered with the Copyright Office. The provisions of any current or any future Patent Security Agreement, Trademark Security Agreement or Copyright Security Agreement are supplemental to the provisions of this Agreement. Nothing contained in any current or future Patent Security Agreement, Trademark Security Agreement or Copyright Security Agreement shall derogate from any of the rights or remedies of any Secured Creditor hereunder, nor shall anything contained in any such current or future Patent Security Agreement, Trademark Security Agreement or Copyright Security Agreement be deemed to prevent or extend the time of attachment or perfection of any Security Interest in such Collateral created hereby.

Section 5. Representations and Warranties. To induce the Agent and the Lender to enter into the Credit Agreement and to induce the Lender to make its extensions of credit to the Borrowers thereunder, each Grantor hereby represents and warrants to the Secured Creditors that:

5.01. Grantors’ Legal Status. As of the Closing Date and thereafter, subject to permitted modifications in accordance with Sections 6.01, 6.02 and 6.03, (a) such Grantor is an organization as set forth in the Perfection Certificate; (b) such organization is of the type and is organized in the jurisdiction set forth in the Perfection Certificate; and (c) the Perfection Certificate sets forth such Grantor’s correct organizational identification number or accurately states that such Grantor has none.

5.02. Grantors’ Legal Names. As of the Closing Date and thereafter, subject to permitted modifications in accordance with Sections 6.01, 6.02 and 6.03, such Grantor’s exact legal name is that set forth in the Perfection Certificate and as of the date hereof on the signature page hereof.

5.03. Grantors’ Locations. As of the Closing Date and thereafter, subject to permitted modifications in accordance with Sections 6.01, 6.02 and 6.03, the Perfection Certificate sets forth such Grantor’s place of business or (if it has more than one place of business) its chief executive office, as well as its mailing address if different from either.

5.04. Representations in the Credit Agreement. The representations and warranties set forth in Section 5 of the Credit Agreement and as otherwise made by such Grantor in each other Loan Document to which such Grantor is a party, each of which is hereby incorporated herein by reference, are true and correct in all material respects as of the date hereof, and the Secured Creditors shall be entitled to rely on each of them as if they were fully set forth herein.

5.05. Title to Collateral. The Collateral of such Grantor is owned by such Grantor free and clear of any Lien, except for Liens expressly permitted pursuant to the Credit Agreement. Such Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the UCC or any other Applicable Laws covering any of its Collateral, (b) any assignment (other than pursuant to a disposition expressly permitted by the Credit Agreement) in which such Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the PTO or the Copyright Office or (c) any assignment (other than pursuant to a disposition expressly permitted by the Credit Agreement) in which such Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, with respect to Liens expressly permitted pursuant to the Credit Agreement.

5.06. Nature of Collateral. None of the Collateral of such Grantor constitutes, or is the proceeds of, farm products and none of the Collateral has been purchased or will be used by such Grantor primarily for personal, family or household purposes, and as of the Closing Date, except as indicated in the Perfection Certificate:

(a) none of the account debtors or other persons obligated on any of the Collateral of such Grantor is a Governmental Authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral;

(b) such Grantor holds no Commercial Tort Claims that it has asserted against any other Person;

(c) such Grantor has no deposit accounts or other bank accounts;

(d) such Grantor owns no motor vehicles;

(e) such Grantor has no securities accounts or securities entitlements or commodities accounts or commodities contracts;

(f) such Grantor holds no interest in, title to or power to transfer, any patents, trademarks, copyrights, inbound licenses or other intellectual property.

5.07. Compliance with Laws. Such Grantor has at all times operated its business in compliance with Applicable Law, except as could not reasonably be expected to have a Material Adverse Effect.

5.08. Validity of Security Interest. (a) The Security Interest granted by each Grantor constitutes a legal and valid security interest in all of the Collateral of such Grantor securing the payment and performance of the U.S. Guarantor Obligations or Foreign Obligations, as applicable, and (b) upon the filing of financing statements describing the Collateral in the offices listed on the Perfection Certificate, the recording in the PTO of the Patent Security Agreement and Trademark Security Agreement, and the taking of the applicable actions in respect of perfection contemplated by this Agreement, in respect of Collateral, the Security Interest will be valid, enforceable and perfected in all Collateral of such Grantor. The Security Interest is and shall be prior to any other Lien on the Collateral, other than Liens expressly permitted to be prior to the Security Interest under the Credit Agreement.

5.09. Perfection Certificate; Intellectual Property Filings.

(a) All information set forth on the Perfection Certificate is, and all information set forth on each Perfection Supplement shall be, true, accurate and complete in all material respects.

(b) As of the Closing Date, a fully executed Patent Security Agreement and Trademark Security Agreement containing a description of all material Collateral of such Grantor consisting of United States registered Patents and United States registered Trademarks (and Patents and Trademarks for which United States registration applications are pending) have been delivered to the Agent for recording by the PTO.

5.10. Investment Property.

(a) The shares of Pledged Stock pledged by such Grantor hereunder, if any, constitute all of the issued and outstanding shares of all classes of the capital stock or other equity interests of each Issuer owned by such Grantor.

(b) All the shares of the Pledged Stock pledged by such Grantor have been duly and validly issued, and are fully paid and non-assessable.

(c) The terms of any uncertificated limited liability company interests and partnership interests, in any limited liability company or partnership organized under the laws of the United States or any state thereof, included in the Pledged Stock expressly provide that they are securities governed by Article 8 of the UCC in effect from time to time in the “issuer’s jurisdiction” of each Issuer thereof (as such term is defined in the UCC in effect in such jurisdiction).

(d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the Security Interest created by this Agreement and the other Liens (other than Permitted Liens) created in favor of the Agent by the Security Documents.

5.11. Receivables. No amount payable to such Grantor in excess of $500,000 under or in connection with any Receivable is evidenced by any instrument or tangible chattel paper which has not been delivered to the Agent.

5.12. Accounts. To the extent applicable, (i) each account of such Grantor is genuine and in all respects what they purport to be and (ii) each account arises out of (A) a bona fide sale of goods sold and delivered by such Grantor (or is in the process of being delivered) or (B) services theretofore actually rendered or to be rendered by such Grantor to the account debtor named therein.

5.13. Equipment and Inventory. With respect to any equipment and/or inventory of such Grantor, each such Grantor has exclusive possession and control of such equipment and inventory of such Grantor except for (i) equipment leased by such Grantor as a lessor permitted by Section 7.1(b) or (d) of the Credit Agreement, (ii) equipment or inventory in transit with common or other carriers, (iii) Excluded Inventory or (iv) as otherwise permitted under Section 6.7 (Collateral Access Agreements) of the Credit Agreement. No inventory is held by such Grantor pursuant to consignment, sale or return, sale on approval or similar arrangement.

Section 6. COVENANTS. Each Grantor covenants and agrees with the Agent, in each case at such Grantor’s own cost and expense, as follows.

6.01. Grantors’ Legal Status. Such Grantor shall not change its type of organization, jurisdiction of organization except upon not less than thirty (30) days’ prior written notice to the Agent.

6.02. Grantors’ Names. Such Grantor shall not change its name except upon not less than thirty (30) days’ prior written notice to the Agent.

6.03. Grantors’ Organizational Numbers. Without providing at least thirty (30) days’ prior written notice to the Agent, such Grantor shall not change its organizational identification number if it has one. If such Grantor does not have an organizational identification number and later obtains one, such Grantor shall forthwith notify the Agent of such organizational identification number promptly, but in any case, within three (3) business days, upon obtaining such identification number.

6.04. Locations. Without providing at least thirty (30) days’ prior written notice to the Agent, such Grantor shall not change its place of business or (if it has more than one place of business) its chief executive office and shall promptly, but in any case, within the time period required under Section 6.17, notify the Agent of any new location of Collateral with a value in excess of $250,000 (except for Excluded Inventory and inventory in transit) owned by any Borrower or a Subsidiary thereof that is not set forth on a Perfection Certificate or Perfection Supplement.

6.05. [Reserved].

6.06. Promissory Notes and Tangible Chattel Paper. If such Grantor, together with the other Grantors, shall at any time hold or acquire any promissory notes with face amounts, that in the aggregate, exceed $500,000, such Grantor shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify to be held by the Agent as Collateral pursuant to this Agreement. Each Grantor shall promptly endorse, assign and deliver to the Agent any tangible chattel paper (or any other instrument (other than checks received in the ordinary course of business) evidencing any account of such Grantor) in an aggregate amount in excess of $500,000 held by such Grantor, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify to be held by the Agent as Collateral pursuant to this Agreement.

6.07. Deposit Accounts. For each deposit account that such Grantor at any time opens or maintains, such Grantor shall comply with the provisions of Section 7.12 of the Credit Agreement.

6.08. Investment Property.

(a) If any of the Collateral shall be or become evidenced or represented by an uncertificated security, subject to applicable law for foreign Grantors and subject to Section 6.11, such Grantor shall cause the Issuer thereof either (i) to register the Agent as the registered owner of such uncertificated security, upon original issue or registration of transfer or (ii) to agree in writing with such Grantor and the Agent that such Issuer will comply with instructions with respect to such uncertificated security originated by the Agent without further consent of such Grantor, such agreement to be in substantially the form of Exhibit D or such other form as the Agent shall approve in its reasonable discretion; provided, however, that if such foreign Grantor complies with foreign security documents entered into by such foreign Grantor and the Agent with respect to a specific portion of the Collateral such foreign Grantor shall be demed to have complied with Section 6.08(a).

(b) Subject to Section 7.12 of the Credit Agreement, if any of the Collateral shall be or become evidenced or represented by a security entitlement, such Grantor shall cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Agent as having such security entitlement against such securities intermediary or (ii) to agree in writing with such Grantor and the Agent that such securities intermediary will comply with entitlement orders originated by the Agent without further consent of such Grantor, such agreement to be in such form as the Agent shall approve.

(c) [Reserved]

(d) Subject to Section 7.12 of the Credit Agreement, if any of the Collateral shall be or become evidenced or represented by or held in a securities account, such Grantor shall comply with clause (b) of this Section 6.08 with respect to all security entitlements carried in such securities account.

(e) If such Grantor shall receive any stock or other ownership certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), or other certificated option or rights in respect of the capital stock or other equity interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of or other ownership interests in the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Secured Creditors, hold the same in trust for the Secured Creditors and deliver the same forthwith to the Agent in the exact form received, duly endorsed by such Grantor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor, to be held by the Agent, subject to the terms hereof, as additional collateral security for the U.S. Guarantor Obligations or the Foreign Obligations, as applicable.

(f) Subject to Section 6.08(h) hereof, such Grantor shall be entitled:

(i) to exercise in a manner not inconsistent with the terms hereof and of the Credit Agreement, the voting power with respect to the Pledged Stock of such Grantor, and for that purpose the Agent shall (if any Pledged Stock shall be registered in the name of the Agent or its nominee) execute or cause to be executed from time to time, at the expense of such Grantor, such proxies or other instruments in favor of such Grantor or its nominee, in such form and for such purposes as shall be reasonably required by such Grantor and shall be specified in a written request therefor, to enable it to exercise such voting power with respect to the Pledged Stock; and

(ii) except as otherwise provided in paragraphs (g) and (h) of this Section 6.08, to receive and retain for its own account any and all payments made in respect of the Pledged Securities to the extent such are permitted pursuant to the terms of the Credit Agreement.

(g) Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer, unless otherwise subject to a perfected security interest in favor of the Agent, shall be paid over to the Agent to be held by it hereunder as additional collateral security for the U.S. Guarantor Obligations or the Foreign Obligations, as applicable, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Agent, be delivered to the Agent to be held by it hereunder as additional collateral security for the U.S. Guarantor Obligations or the Foreign Obligations, as applicable. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Grantor, such Grantor shall (unless otherwise subject to a perfected security interest in favor of the Agent) until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Secured Creditors, segregated from other funds of such Grantor, as additional collateral security for the U.S. Guarantor Obligations or the Foreign Obligations, as applicable.

(h) Upon the occurrence and during the continuance of any Event of Default, all rights of such Grantor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 6.08(f)(i) hereof and to receive the payments pursuant to Section 6.08(f)(ii) hereof shall automatically cease, and thereupon the Agent shall be entitled to exercise all voting power with respect to the Pledged Securities and to receive and retain, as additional collateral hereunder, any and all such payments any time declared or paid upon any of the Pledged Securities during such an Event of Default and otherwise to act with respect to the Pledged Securities as outright owner thereof.

(i) At any time and from time to time with respect to Pledged Securities other than Pledged Stock of any Borrower or a Subsidiary of any Borrower and at any time and from time to time during the continuance of an Event of Default with respect to Pledged Stock of a Subsidiary of any Borrower, subject to Applicable Law, the Agent may cause all or any of the Pledged Securities to be transferred to or registered in its name or the name of its nominee or nominees.

(j) Without the prior written consent of the Agent, such Grantor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of the Investment Property or Proceeds thereof or any interest therein (except pursuant to a transaction permitted by the Credit Agreement); (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the Security Interests created by this Agreement and except for nonconsensual Liens permitted by the Credit Agreement (and other, Liens permitted by Sections 7.2(k) and 7.2(m) of the Credit Agreement); or (iii) enter into any agreement or undertaking expressly restricting the foreclosure of the Agent’s Security Interest in any of the Investment Property or Proceeds thereof or any interest therein (except as expressly permitted by the Credit Agreement).

(k) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the applicable terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Agent promptly in writing of the occurrence of any of the events described in Section 6.08(e) or Section 6.08(g) with respect to the Pledged Securities issued by it, and (iii) the terms of Section 6.18 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it with respect to the Pledged Securities issued by it. Each Grantor which is an Issuer consents to the grant of a Security Interest in capital stock or other equity interests of such Issuer to the extent provided herein and the exercise of rights by the Agent in respect of such capital stock or other equity interests, including (to the extent permitted hereunder and under applicable law) the foreclosure thereon, and the Agent, its nominee or transferee becoming a partner or member of any such Issuer that is a partnership or limited liability company.

(l) If the organizational documents of any Issuer of Pledged Securities restrict the transfer of such Pledged Securities, each such Issuer shall deliver to the Agent all consents required to authorize the transfer of such Pledged Securities to the Agent or its nominee, or to a third-party transferee upon the exercise by the Agent of it rights and remedies hereunder after the occurrence and during the continuance of an Event of Default.

6.09. Reserved.

6.10. Electronic Chattel Paper and Transferable Records. If such Grantor shall at any time hold or acquire interests in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Agent thereof and shall take such action to vest in the Agent control, under Section 9-105 of the UCC, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Agent agrees with such Grantor that the Agent shall arrange, pursuant to procedures reasonably satisfactory to the Agent and so long as such procedures will not result in the Agent’s loss of control, for such Grantor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

6.11. Letter-of-Credit Rights. If such Grantor shall at any time be beneficiaries under one or more letters of credit, with an aggregate face value in excess of $250,000 such Grantor shall promptly, but in any case, within five (5) days, notify the Agent thereof and, at the option of the Agent, such Grantor shall either (a) arrange, for the issuer and any nominated person with respect to such letter of credit to consent, pursuant to an agreement or other authenticated record with and in such form and in substance satisfactory to the Agent, to an assignment to the Agent of the proceeds of any drawing under the letter of credit or (b) arrange for the Agent to become the transferee beneficiary of the letter of credit.

6.12. Commercial Tort Claims. If such Grantor shall at any time hold or acquire one or more Commercial Tort Claim that it has asserted in an aggregate amount in excess of $500,000 against any other Person or Persons, such Grantor shall immediately, but in any case, within five (5) days, notify the Agent in a writing signed by such Grantor of the brief details thereof and grant to the Agent for the benefit of the Secured Creditors in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Agent.

6.13. Intellectual Property. Such Grantor agrees to execute one or more applicable Intellectual Property Security Agreements with respect to its Intellectual Property in order to record the Security Interest granted herein to the Agent for the ratable benefit of the Secured Creditors with the PTO, the Copyright Office, and, at the Collateral Agent’s request, any other applicable Governmental Authority in the United Kingdom, France, Germany, Spain and Italy within the time period set forth in Section 6.7 of the Credit Agreement.

6.14. Maintenance of Collateral; Compliance with Laws. Such Grantor shall keep the Collateral provided by it in good order and repair and shall not use the same in violation in any material respect of any law, subject to Section 6.3 of the Credit Agreement.

6.15. Dispositions of Collateral. Such Grantor shall not sell or otherwise dispose of the Collateral provided by it or any interest therein except for dispositions expressly permitted by the Credit Agreement.

6.16. Maintenance of Insurance. Such Grantor, at its sole cost and expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Collateral provided by it in accordance with the Credit Agreement.

6.17. Periodic Certification. Concurrently with the delivery of each Compliance Certificate, such Grantor shall deliver to the Agent a supplemental perfection certificate (each, a “Perfection Supplement”) executed by such Grantor setting forth a supplement to the Perfection Certificate with respect to the following items (to the same extent required in the Perfection Certificate delivered on the Closing Date) (i) Name and Related Information, (ii) Intellectual Property, (iii) Current Locations, (iv) Real Property Owned and Leased, and (v) Deposit Accounts.

6.18. Other Actions as to any and all Collateral. Such Grantor further agrees to take any other action requested by the Agent to insure the attachment, perfection and first priority (subject to Permitted Liens) of, and the ability of the Agent to enforce, the Security Interest in any and all of the Collateral provided by such Grantor including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC, to the extent, if any, that such Grantor’s signature thereon is required therefor; (b) causing the Agent’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Agent to enforce, the Security Interest in such Collateral; (c) complying with any provision of any statute, regulation or treaty of the United States of America as to any Collateral if compliance with such provision is a condition to the attachment, perfection or priority of, or the ability of the Agent to enforce, the Security Interest in such Collateral; (d) obtaining governmental and other third-party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on such Collateral; (e) obtaining waivers from mortgagees, bailees, landlords and any other person who has possession of or any interest in any Collateral or any real property on which any such Collateral may be located, in form and substance satisfactory to the Agent, but only to the extent required by Section 6.7 of the Credit Agreement; (f) to the extent required in the Credit Agreement, providing to the Agent “control” over such Collateral, to the extent that perfection can only be achieved under the UCC by control or where obtaining perfection by control provides more protection to the Secured Creditors that perfection by filing a financing statement; and (g) taking all actions required by the UCC or by other law, as applicable in any relevant UCC jurisdiction, or by other law as applicable in any foreign jurisdiction; provided, that (i) no actions in respect of Intellectual Property shall be required to be taken outside the United States, Germany, France, Italy, Spain or the United Kingdom, and (ii) no further actions, undertakings or representations with respect to Intellectual Property shall be required other than those set forth in the Forms of Intellectual Property Security Agreements attached to this Security Agreement.

Section 7. RESERVED.

Section 8. COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.

8.01. Expenses Incurred by the Agent. Upon the occurrence and during the continuation of any Default or Event of Default, the Agent may, if the relevant Grantor fails to do so, discharge taxes and other encumbrances at any time levied or placed on any portion of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. Subject to Section 18.12, each Grantor agrees to reimburse the Agent on demand for any and all expenditures so made, and all sums disbursed by the Agent in connection with this Section 8.01, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by such Grantor to the Agent shall bear interest at the per annum rate specified in Section 16 and shall constitute additional U.S. Guarantor Obligations or Foreign Obligations, as applicable. The Agent shall have no obligation to any Grantor to make any such expenditures, nor shall the making thereof relieve any Grantor of any default.

8.02. Agent’s Obligations and Duties.

(a) Neither the Agent nor any other Secured Creditor shall have any obligation or liability under any contract or agreement constituting Collateral by reason of or arising out of this Agreement or the receipt by the Agent or any other Secured Creditor of any payment relating to any of the Collateral, nor shall the Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Agent or any other Secured Creditor in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Agent or any other Secured Creditor or to which the Agent or any other Secured Creditor may be entitled at any time or times.

(b) The Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the NYUCC or otherwise, shall be to deal with such Collateral in the same manner as the Agent deals with similar property for its own account.

(c) Neither the Agent, nor any other Secured Creditor nor any of their respective officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Creditors hereunder are solely to protect the Secured Creditors’ interests in the Collateral and shall not impose any duty upon any Secured Creditor to exercise any such powers. The Secured Creditors shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be responsible to any Grantor for any act or failure to act hereunder, except to the extent that any such act or failure to act is found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from their respective gross negligence or willful misconduct.

(d) Each Grantor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the other Secured Creditors, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Grantors, the Agent shall be conclusively presumed to be acting as agent for the Secured Creditors with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

8.03. Duties as to Pledged Securities.

(a) With respect to any calls, conversions, exchanges, redemptions, offers, tenders or similar matters relating to any such Pledged Securities (herein called “Events”), any duty in connection therewith imposed on the Agent by Applicable Law shall be fully satisfied if:

(i) the Agent exercises reasonable care to ascertain the occurrence and to give reasonable notice to the applicable Grantor of any Events applicable to any Pledged Securities that are registered and held in the name of Agent or its nominee;

(ii) the Agent gives the applicable Grantor reasonable notice of the occurrence of any Events of which the Agent has received actual knowledge, which Events are applicable to any securities that are in bearer form or are not registered and held in the name of the Agent or its nominee (each Grantor agreeing to give the Agent reasonable notice of the occurrence of any Events of which such Grantor has knowledge, which Events are applicable to any securities in the possession of the Agent); and

(iii) the Agent endeavors to take such action with respect to any of the Events as the applicable Grantor may reasonably and specifically request in writing in sufficient time for such action to be evaluated and taken or, if the Agent believes that the action requested would adversely affect the value of the Pledged Securities as collateral or the collection of the U.S. Guarantor Obligations or the Foreign Obligations, as applicable, or would otherwise prejudice the interests of any Secured Creditor, the Agent gives notice to such Grantor that any such requested action will not be taken and, if the Agent makes such determination or if such Grantor fails to make such timely request, the Agent takes such other action as it deems advisable in the circumstances.

(b) Except as hereinabove specifically set forth, neither the Agent nor any other Secured Creditor shall have any further obligation to ascertain the occurrence of, or to notify any Grantor with respect to, any Events and shall not be deemed to assume any such further obligation as a result of the establishment by the Agent or any other Secured Creditor of any internal procedures with respect to any securities in its possession, nor shall the Agent or any other Secured Creditor be deemed to assume any other responsibility for, or obligation or duty with respect to, any Pledged Securities or its use of any nature or kind, or any matter or proceedings arising out of or relating thereto, including, without limitation, any obligation or duty to take any action to collect, preserve or protect its or any Grantor’s rights in the Pledged Securities or against any prior parties thereto, but the same shall be at such Grantor’s sole risk and responsibility at all times.

(c) Nothing contained in this Section 8.03 shall be deemed to create any obligation in respect of Events on the Agent, the purpose of this Section 8.03 being solely to provide standards, in the event that Applicable Law imposes any obligations on the Agent as to Events.

Section 9. SECURITIES AND DEPOSITS. Without limitation of Section 6.08, but subject to Section 6.08(f)(i), after the occurrence and during the continuation of an Event of Default, the Agent may at any time at its option, transfer to itself or any nominee any securities constituting Collateral, and, subject to Section 6.08(f)(ii), receive any income thereon and hold such income as additional Collateral or apply it to the U.S. Guarantor Obligations or the Foreign Obligations, as applicable. The Agent may after the occurrence and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral.

Section 10. NOTIFICATION TO ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED ON COLLATERAL. If an Event of Default shall have occurred and be continuing, each Grantor shall, at the request of Agent, notify account debtors and other persons obligated on any of the Collateral of such Grantor of the Security Interest in any account, chattel paper, General Intangible, instrument or other claims constituting Collateral that payment thereof is to be made directly to the Agent or to any financial institution designated by the Agent as the Agent’s agent therefor, and the Agent may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon any Grantor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, each Grantor shall hold any proceeds of collection of accounts, chattel paper, General Intangibles, instruments and other claims constituting Collateral received by the Grantor as trustee for the Secured Creditors without commingling the same with other funds of the Grantor and shall turn the same over to the Agent in the identical form received, together with any necessary endorsements or assignments. The Agent shall have no liability or responsibility to any Grantor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Without limitation of the foregoing, during the continuation of an Event of Default (1) the Agent shall have the right, but not the obligation, to make test verifications of the accounts in any manner and through any medium that it reasonably considers advisable, and the Grantors shall furnish all such assistance and information as the Agent may require in connection with such test verifications, and (2) the Agent in its own name or in the name of others may communicate with account debtors on the accounts to verify with them to the Agent’s satisfaction the existence, amount and terms of any accounts. Subject to Section 18.12, during the continuation of an Event of Default, the Agent may apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other claims constituting Collateral received by the Agent or any other Secured Creditor to the Foreign Obligations or the U.S. Guarantor Obligations, as applicable, and unless otherwise subject to a perfected security interest in favor of the Agent, hold such proceeds as additional Collateral, at the option of the Agent. The provisions of Section 9-209 of the NYUCC shall not apply to any account, chattel paper or payment intangible as to which notification of assignment has been sent to the account debtor or other person obligation on the Collateral, whether under this Section 9, Section 11 or Section 12.

Section 11. POWER OF ATTORNEY.

11.01. Appointment and Powers of Agent. Upon the occurrence and during the continuation of an Event of Default, each Grantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(a) in the name of such Grantor or its own name, or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

(b) in the case of any Intellectual Property, execute and deliver, and record or have recorded, any and all agreements, instruments, documents and papers as the Agent may request to evidence the Security Interest in such Intellectual Property, and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

(c) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or provide any insurance and pay all or any part of the premiums therefor and the costs thereof;

(d) execute, in connection with any sale provided for in Section 12, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

(e) exercise all rights of such Grantor as owner of the Pledged Securities or as party to any partnership, limited liability company or similar agreement, including, without limitation, the right to sign any and all amendments, instruments, certificates, proxies, and other writings and exercise all voting and consent rights with respect to the Pledged Securities;

(f) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains) throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and do, at the Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Security Interest therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do; and

(g) to the extent that such Grantor’s authorization given in Section 3 is not sufficient, to file such financing statements or similar documents under the laws of any jurisdiction with respect hereto, with or without such Grantor’s signature, or a photocopy of this Agreement in substitution for a financing statement or such other document, as the Agent may deem appropriate and to execute in such Grantor’s name such financing statements, other such documents and amendments thereto and continuation statements which may require such Grantor’s signature.

11.02. Failure of Grantor to Perform. If any Grantor fails to perform or comply with any of its agreements contained herein, the Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

11.03. Expenses of Attorney-in-Fact. The expenses of the Agent incurred in connection with actions undertaken as provided in this Section 11, together with interest thereon at a rate per annum equal to the Default Rate, from the date of payment by the Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Agent on demand.

11.04. Ratification by Grantor. To the extent permitted by law, each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue of this Section 11. This power of attorney is a power coupled with an interest and is irrevocable.

11.05. No Duty on Agent. The powers conferred on the Agent, its directors, officers and agents pursuant to this Section 11 are solely to protect the Secured

Creditors’ interests in the Collateral and shall not impose any duty upon any of them to exercise any such powers. Each Secured Creditor shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act, except for such Secured Creditor’s own gross negligence or willful misconduct as determined in a final and non-appealable judgment by a court of competent jurisdiction.

Section 12. REMEDIES.

12.01. Default. Grantors shall be in default under this Agreement (a) whenever any Event of Default has occurred and is continuing (and each of the Grantors shall thereupon be in default hereunder without regard to whether or to what degree any Grantor individually may have caused, participated in, or had any knowledge of the occurrence of such Event of Default) and (b) at all times after any Loan has become due and payable and remains unpaid beyond any applicable grace period, whether at maturity, upon acceleration pursuant to the Credit Agreement or otherwise.

12.02. Remedies Upon Default. At any time when any Grantor is in default under this Agreement as set forth in Section 12.01, the Agent may exercise and enforce, in any order, (i) each and all of the rights and remedies available to a secured party upon default under the NYUCC or any other applicable UCC or other Applicable Law, (ii) each and all of the rights and remedies available to it under the Credit Agreement or any other Loan Document, and (iii) each and all of the following rights and remedies:

(a) Collection Rights. Without notice to any Grantor or any other Loan Party, the Agent may notify any or all account debtors and obligors on any accounts, instruments, general intangibles or other claims constituting Collateral of the Secured Creditors’ Security Interests therein and may direct, demand and enforce payment thereof directly to the Agent. The provisions of Section 9-209 of the NYUCC shall not apply to any account, chattel paper or payment intangible as to which notification of assignment has been sent to the account debtor.

(b) Taking Possession. The Agent may (i) enter upon any and all premises owned or leased by any Grantor where Collateral is located (or believed by the Agent to be located), with or (to the fullest extent permitted by law) without judicial process and without any obligation to pay rent; (ii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Agent deems appropriate; (iii) take possession of any Grantor’s premises or place custodians in exclusive control thereof, remain on such premises and use the same and any Grantor’s equipment for the purpose of completing any work in process or otherwise preparing the Collateral for sale or selling or otherwise transferring the Collateral; (iv) take possession of all items of Collateral that are not then in its possession, either upon such premises or by removal from such premises; and (v) require any Grantor or the Person in possession thereof to deliver such Collateral to the Agent at one or more locations designated by the Agent and reasonably convenient to it and each Grantor owning an interest therein.

(c) Foreclosure. The Agent may sell, lease, license or otherwise dispose of or transfer any or all of the Collateral or any part thereof in one or more parcels at public sale or in private sale or transaction, on any exchange or market or at the Agent’s offices or on any Grantor’s premises or at any other location, for cash, on credit or for future delivery, and may enter into all contracts necessary or appropriate in connection therewith, without any notice whatsoever unless required by law. Where permitted by law, one or more of the Secured Creditors may be the purchasers at any such sale and in such event, the Secured Creditors bidding at such sale may bid part or all of the U.S. Guarantor Obligations or the Foreign Obligations, as applicable, owing to them without necessity of any cash payment on account of the purchase price, even though any other purchaser at such sale is required to bid a purchase price payable in cash. Each Grantor agrees that at least ten (10) business days’ written notice to such Grantor of the time and place of any public sale of Collateral owned by it (or, to the extent such Grantor is entitled by law to notice thereof, the public sale of any other Collateral), or the time after which any private sale of Collateral owned by it (or, to the extent such Grantor is entitled by law to notice thereof, the private sale of any other Collateral) is to be made, shall be commercially reasonable. For purposes of such notice, to the fullest extent permitted by law (i) each Grantor waives notice of any sale of Collateral owned by any other Grantor and (ii) each Grantor agrees that notice given to any Borrower shall constitute notice given to such Grantor. The giving of notice of any such sale or other disposition shall not obligate the Agent to proceed with the sale or disposition, and any such sale or disposition may be postponed or adjourned from time to time, without further notice.

(d) Voting Rights. The Agent may exercise any and all rights of any Grantor as the owner of any Pledged Securities, including, without limitation, voting rights, rights to give or withhold consent under any agreement under which any Pledged Security is issued and all other rights referred to in Section 11.01(e).

(e) Use of Intellectual Property. The Agent may, on a royalty-free basis, use and license use of any Trademark, Trade Secret, trade name, trade style, Copyright, Patent, technical knowledge or process or other Intellectual Property owned, held or used by any Grantor in respect of any Collateral as to which any right or remedy of the Agent is exercised or enforced. In addition, the Agent may exercise and enforce such rights and remedies for collection as may be available to it by law or agreement. Each Grantor grants a license pursuant to Section 12.03 in connection therewith.

(f) Use of Collateral. With respect to any Collateral in the possession of the Agent or any other Secured Creditor, or a bailee or other third party holding on its behalf, the Agent or such other Secured Creditor may use or operate such Collateral in any manner and to the extent determined by the Agent or such Secured Creditor.

(g) Appointment of Receiver. Without limiting any other right or remedy of the Agent in this Agreement, upon the occurrence and during the continuance of any Event of Default, the Agent may by instrument in writing appoint any person as a receiver of all or any part of the Collateral of each applicable Grantor. The Agent may from time to time remove or replace a receiver, or make application to any court of competent jurisdiction for the appointment of a receiver. Any receiver appointed by the Agent shall (for purposes relating to responsibility for the receiver’s acts or omissions) be considered to be the agent of each applicable Grantor. The Agent may from time to time fix the receiver’s remuneration and the Grantors shall pay the amount of such remuneration to the Agent. The Agent shall not be liable to any Grantor or any other person in connection with appointing or not appointing a receiver or in connection with the receiver’s actions or omissions.

12.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Agent to exercise rights and remedies under this Section 12 at such time as the Agent shall be lawfully and otherwise entitled to exercise such rights and remedies, each Grantor hereby grants to the Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by the Grantor to the extent that such Grantor is not legally or contractually prohibited from doing so (Grantor agreeing to use commercially reasonable efforts not to enter into, after the Closing Date, any such contractual prohibition), and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Agent shall be exercised, at the Agent’s option, only upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Agent in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure, waiver or other termination of an Event of Default.

12.04. Waivers by Grantors. Each Grantor hereby irrevocably waives (a) all rights of redemption from any foreclosure sale; (b) the benefit of all valuation, appraisal, exemption and moratorium laws; (c) to the fullest extent permitted by law, all rights to notice or a hearing prior to the exercise by the Agent of its right to take possession of any Collateral, whether by self-help or by legal process and any right to object to the Agent taking possession of any Collateral by self-help; and (d) if the Agent seeks to obtain possession of any Collateral by replevin, claim and delivery, attachment, levy or other legal process, (i) any notice or demand for possession prior to the commencement of legal proceedings, (ii) the posting of any bond or security in any such proceedings, and (iii) any requirement that the Agent retain possession and not dispose of any Collateral until after a trial or final judgment in such proceedings.

12.05. Application of Proceeds. Subject to Section 18.12, and except as expressly provided elsewhere in this Agreement, all proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the

Collateral may, in the discretion of the Agent, be held by the Agent as Collateral for, or then, or at any other time thereafter, applied in full or in part by the Agent against, the U.S. Guarantor Obligations and the Foreign Obligations, as applicable, in the following order of priority:

FIRST: to the payment of all reasonable costs and expenses of such sale, collection or other realization, including reasonable compensation to the Agent and its agents and counsel, and all other reasonable expenses, liabilities and advances made or incurred by the Agent in connection therewith, and all amounts for which the Agent is entitled to indemnification hereunder and all reasonable advances made by the Agent hereunder for the account of any Grantor, and to the payment of all reasonable costs and expenses paid or incurred by the Agent in connection with the exercise of any right or remedy hereunder, all in accordance with Section 18.09;

SECOND: to the payment of all other U.S. Guarantor Obligations and Foreign Obligations (for the ratable benefit of the holders thereof) then due and payable in the manner and order provided in the Credit Agreement;

THIRD: to any payments required by Section 9-608(a)(1)(C) or 9-615(a)(3) of the NYUCC or in accordance with other Applicable Law; and

FOURTH, to the payment to or upon the order of the Grantor entitled thereto, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

12.06. Surplus; Deficiency. Any surplus proceeds of any sale or other disposition by the Agent of any Collateral remaining after discharge of the Credit Agreement and after all U.S. Guarantor Obligations or the Foreign Obligations, as applicable are Paid in Full and in cash and any payments required by Section 9-608(a)(1)(C) or 9-615(a)(3) of the NYUCC are Paid in Full shall be paid over to the Grantor entitled thereto, or to whomever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct, but prior to termination and discharge of the Credit Agreement, such surplus proceeds may be retained by the Agent and held as Collateral until termination and discharge of the Credit Agreement. The Borrowers and each other Grantor shall be and remain liable for any deficiency.

12.07. Information Related to the Collateral. If, during the continuance of an Event of Default, the Agent determines to sell or otherwise transfer any Collateral, each Grantor shall, and shall cause any Person controlled by it to, furnish to the Agent all information the Agent may request that pertains or could pertain to the value or condition of the Collateral or that would or might facilitate such sale or transfer. The Agent shall have the right, notwithstanding any confidentiality obligation or agreement otherwise binding upon it, freely (but not in violation of any law, including federal securities laws) to disclose such information, and any and all other information

(including confidential information) pertaining in any manner to the Collateral or the assets, liabilities, results of operations, business or prospects of any Secured Creditors, freely to any Person that the Agent in good faith believes to be a potential or prospective purchaser in such sale or transfer, without liability for any disclosure, dissemination or use that may be made as to such information by any such Person.

12.08. Sale Exempt from Registration. The Agent shall be entitled at any such sale or other transfer, if it deems it advisable to do so, to restrict the prospective bidders or purchasers to Persons who will provide assurances satisfactory to the Agent that the Collateral may be offered and sold to them without registration under the Securities Act, and without registration or qualification under any other applicable state or federal law. Upon the consummation of any such sale, the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. The Agent may solicit offers to buy the Collateral, or any part of it, from a limited number of investors deemed by the Agent, in its good faith judgment or in good faith reliance upon advice of its counsel, to meet the requirements to purchase securities under Regulation D promulgated under the Securities Act (or any other regulation of similar import). If the Agent solicits such offers from such investors, then the acceptance by the Agent of the highest offer obtained from any of them shall be deemed to be a commercially reasonable method of disposition of the Collateral. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Agent may be compelled, with respect to any sale of all or any part of the Pledged Securities conducted without prior registration or qualification of such Pledged Securities under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private placement may be at prices and on terms less favorable than those obtainable through a sale without such restrictions (including an offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances and the registration rights granted to Agent by such Grantor pursuant hereto, each Grantor agrees that any such private placement shall not be deemed, in and of itself, to be commercially unreasonable solely because it is a private placement and that Agent shall have no obligation to delay the sale of any Pledged Securities for the period of time necessary to permit the issuer thereof to register it for a form of sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If Agent determines to exercise its right to sell any or all of the Pledged Securities, upon written request, each Grantor shall and shall cause each issuer of any Pledged Securities to be sold hereunder from time to time to furnish to Agent all such information as Agent may request in order to determine the amount of Pledged Securities which may be sold by Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

12.09. Rights and Remedies Cumulative. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers or privileges or remedies provided by law or in equity, or under any other instrument, document or agreement. The Agent may exercise and enforce each right and remedy available to it either before or concurrently with or after, and independently of, any exercise or enforcement of any other right or remedy of the Agent or any other Secured Creditor against any Person or property. All such rights and remedies shall be cumulative, and no one of them shall exclude or preclude any other.

12.10. No Direct Enforcement by Secured Creditors. The Agent may freely exercise and enforce any and all of its rights and remedies hereunder, for the benefit of the Secured Creditors. Except to the extent the Agent may consent in writing, no Secured Creditor, other than the Agent, shall have any independent right to collect, take possession of, foreclose against or otherwise enforce the Security Interests granted hereby.

Section 13. STANDARDS FOR EXERCISING REMEDIES.

13.01. Commercially Reasonable Manner. To the extent that Applicable Law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Agent (a) to fail to incur expenses reasonably deemed significant by the Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition or to postpone any such disposition pending any such preparation or processing; (b) to fail to obtain third-party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third-party consents for the collection or disposition of Collateral to be collected or disposed of; (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove any Lien on or any adverse claims against Collateral; (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists; (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature; (f) to contact other persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of the Collateral; (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature; (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets; (i) to dispose of assets in wholesale rather than retail markets; (j) to disclaim disposition warranties; (k) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral; or (l) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 13 is to provide non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 13. Without limiting the foregoing, nothing contained in this Section 13 shall be construed to grant any rights to any Grantor or to impose any duties on the Agent that would not have been granted or imposed by this Agreement or by Applicable Law in the absence of this Section 13.

13.02. Standard of Care. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or to protect, preserve, vote or exercise any rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property or if it selects, with reasonable care, a custodian to hold such Collateral on its behalf.

Section 14. WAIVERS BY GRANTOR; OBLIGATIONS ABSOLUTE.

14.01. Specific Waivers. Each Grantor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description other than those required pursuant to the Credit Agreement or any other Loan Documents to which such Grantor is a party.

14.02. Obligations Absolute. All rights of the Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the U.S. Guarantor Obligations or the Foreign Obligations, as applicable, or any other agreement or instrument relating to any of the foregoing; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the U.S. Guarantor Obligations or the Foreign Obligations, as applicable, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument; (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from or any acceptance of partial payment thereon and or settlement, compromise or adjustment of any Secured Obligation or of any guarantee, securing or guaranteeing all or any of the U.S. Guarantor Obligations or the Foreign Obligations, as applicable; or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the U.S. Guarantor Obligations or the Foreign Obligations, as applicable, or this Agreement other than the prompt and complete performance and payment in full of the U.S. Guarantor Obligations or the Foreign Obligations, as applicable.

Section 15. MARSHALLING. The Agent shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the U.S. Guarantor Obligations or the Foreign Obligations, as applicableor any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it shall not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent’s rights under this Agreement or under any other instrument creating or evidencing any of the U.S. Guarantor Obligations or the Foreign Obligations, as applicable, or under which any of the Obligations is outstanding or by which any of the U.S. Guarantor Obligations or the Foreign Obligations, as applicable, is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

Section 16. INTEREST. Until paid, all amounts due and payable by each Grantor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at a rate per annum equal to the Default Rate, from the date of payment by the Agent to the date reimbursed by such Grantor, and such interest shall be payable by such Grantor to the Agent on demand.

Section 17. REINSTATEMENT. The obligations of each Grantor pursuant to this Agreement shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the U.S. Guarantor Obligations or the Foreign Obligations, as applicable, is rescinded or otherwise must be restored or returned by the Agent or any other Secured Creditor upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of such Grantor or any other obligor or otherwise, all as though such payment had not been made.

Section 18. MISCELLANEOUS.

18.01. Notices. All notices, requests and demands to or upon the Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement.

18.02. GOVERNING LAW; CONSENT TO JURISDICTION; SERVICE OF PROCESS. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE

UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. To the extent not already appointed under the Credit Agreement, each Grantor hereby appoints CT Corporation as such Grantor’s agent where notices and demands to or upon such Grantor in respect of this Agreement, the Credit Agreement, the Intellectual Property Security Agreements or the Subsidiary Guaranties may be served (without prejudice to the right of the Agent or the Lender to serve process in any other manner permitted by law). If for any reason such process agent is unable to serve as such, such Grantor will within 30 days appoint a substitute process agent located in the State of New York and give notice of such appointment to the Agent.

18.03. WAIVER OF JURY TRIAL, ETC. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

18.04. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

18.05. Headings. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof.

18.06. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

18.07. Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

18.08. Survival of Agreement. All representations, warranties and agreements made by or on behalf of any Grantor or any other Loan Party in this Agreement and in the other Loan Documents shall survive the execution and delivery hereof or thereof and the making and repayment of the Loans. In addition, notwithstanding anything herein or under Applicable Law to the contrary, the provisions of this Agreement and the other Loan Documents relating to indemnification or payment of costs and expenses, including, without limitation, the provisions of Sections 3.1, 3.2, 3.3, 3.4 and 10.4 of the Credit Agreement, shall survive the Payment in Full of the Loans, the termination of the Commitments and any termination of this Agreement or any of the other Loan Documents.

18.09. Fees and Expenses; Indemnification.

(a) Subject to Section 18.12, the Grantors, agree to pay upon demand the amount of any and all reasonable expenses, including the fees, disbursements and other charges of counsel and of any experts or agents, which (i) any Secured Creditor may incur in connection with (x) enforcing or preserving any rights under this Agreement and the other Loan Documents, (y) the exercise, enforcement or protection of any of the rights of such Secured Creditor hereunder or (z) the failure of any Grantor to perform or observe any of the provisions hereof, and (ii) the Agent may incur in connection with (x) the administration of this Agreement or (y) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral.

(b) Subject to Section 18.12, each Grantor agrees to pay, and to save the Secured Creditors harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent any Borrower would be required to do so pursuant to Section 10.4 of the Credit Agreement.

(c) The agreements in this Section shall survive repayment of the U.S. Guarantor Obligations or the Foreign Obligations, as applicable, and all other amounts payable under the Credit Agreement and the other Loan Documents.

18.10. Binding Effect; Several Agreement. This Agreement is binding upon each Grantor and the Secured Creditors and their respective successors and permitted assigns, and shall inure to the benefit of the Grantors, the Secured Creditors and their respective successors and permitted assigns, except that no Grantor shall have any right to assign or transfer its rights or obligations hereunder or any interest herein, except as specifically permitted by the Credit Agreement, without the prior written consent of the Agent (and any such assignment or transfer shall be void).

18.11. Waivers; Amendment.

(a) No failure or delay of the Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Creditors hereunder and of the Secured Creditors under the Credit Agreement and other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such or any other Grantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Agent and each affected Grantor; provided that any provision of this Agreement imposing obligations on any Grantor may be waived by the Agent in a written instrument executed by the Agent in accordance with Section 10.1 of the Credit Agreement.

18.12. Limitation of Liability. Notwithstanding anything to the contrary contained in this Agreement or in the other Loan Documents, the parties agree that: (a) no Borrower that is a CFC (or any other Loan Party that is organized in any jurisdiction outside of the United States and is a CFC) shall be liable for any obligation of the Parent, Vicuron, Durata U.S. (or any other Loan Party that is organized in the United States or any state or territory thereof) arising under or with respect to any of the Loan Documents; (b) neither the Agent nor any Lender nor any Affiliate thereof, may set-off or apply any deposits of a Borrower that is a CFC (or any other Loan Party that is organized in any jurisdiction outside of the United States that is a CFC) or any other obligations at the time owing to or for the credit of the account of any Borrower that is a CFC (or any other Loan Party that is organized in any jurisdiction outside of the United States that is a CFC), against any or all of the obligations of the Parent, Vicuron, Durata U.S. (or any other Loan Party that is organized in the United States or any state or territory thereof), and (c) no Lien or Security Interest in any Property of a Borrower that is a CFC (or any other Loan Party that is organized in any jurisdiction outside of the

United States that is a CFC) shall secure any Obligations of the Parent, Vicuron, Durata U.S. (or any other Loan Party that is organized in the United States or a state or territory thereof) as a Guarantor under this Agreement or the other Loan Documents.

18.13. Integration. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

18.14. Acknowledgments. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) no Secured Creditor has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Secured Creditors, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Creditors or among the Grantors and the Secured Creditors.

18.15. Additional Grantors. Each Subsidiary of any Borrower that is required to become a party to this Agreement pursuant to Section 6.7 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Joinder Agreement in the form of Annex I hereto and shall concurrently therewith deliver to the Agent a Subsidiary Guaranty as required by the Credit Agreement.

18.16. Releases.

(a) Notwithstanding anything to the contrary contained in the Credit Agreement, herein or in any other Loan Document, upon request of the applicable Borrower in connection with any disposition of Property permitted by the Loan Documents, the Agent shall (without notice to or vote or consent of any other Secured Creditor) take such actions as shall be required to release the Security Interest in any Collateral being disposed of in such disposition, to the extent necessary to permit consummation of such disposition in accordance with the Loan Documents; provided that such Borrower shall have delivered to the Agent, at least five (5) Business Days prior to the date of the proposed release, a written request for release identifying the relevant Collateral being disposed of in such disposition and the terms of such disposition in reasonable detail, together with a certification by such Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents and that the proceeds of such disposition will be applied in accordance with the Credit Agreement and the other Loan Documents.

(b) At the request and sole expense of any Borrower, a Grantor (other than the Borrowers) shall be released from its obligations hereunder in the event that all the capital stock or other equity interests of such Grantor shall be disposed of in a transaction permitted by the Credit Agreement; provided that such Borrower shall have delivered to the Agent, at least five (5) Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the disposition in reasonable detail, together with a certification by such Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents and that the Proceeds of such disposition will be applied in accordance therewith.

18.17. Intercompany Debt.

(a) Each Grantor hereby agrees that any intercompany Debt or other intercompany payables or receivables directly or indirectly made by or owed to such Grantor by any other Grantor (collectively, “Intercompany Debt”), of whatever nature at any time outstanding shall be subordinate and subject in right of payment to the prior payment in full in cash of the U.S. Guarantor Obligations or the Foreign Obligations, as applicable. Each Grantor hereby agrees that following a single written notice to the Borrowers from Agent, such Grantor will not, while any Event of Default is continuing, accept any payment, including by offset, on any Intercompany Debt until all U.S. Guarantor Obligations or the Foreign Obligations, as applicable, have been Paid in Full and the Commitments have been terminated, in each case, except with the prior written consent of the Agent.

(b) In the event that any payment on any Intercompany Debt shall be received by a Grantor other than as permitted by this Section 18.17 before all U.S. Guarantor Obligations or the Foreign Obligations, as applicable, have been Paid in Full and the Commitments have been terminated pursuant to the Credit Agreement, such Grantor shall receive such payments and hold the same in trust for, segregate the same from its own assets and shall immediately pay over to, the Agent for the benefit of the Agent and the other Secured Creditors all such sums to the extent necessary so that the Agent and the other Secured Creditors shall have been Paid in Full, in cash, all U.S. Guarantor Obligations or Foreign Obligations, as applicable, owed or which may become owing.

(c) Upon any payment or distribution of any assets of any Grantor of any kind or character, whether in cash, property or securities by set-off, recoupment or otherwise, to creditors in any liquidation or other winding-up of such Grantor or in the event of any case, proceeding or other action described in Section 8.1.3 of the Credit Agreement, the Agent and the other Secured Creditors shall first be entitled to receive payment in full in cash, in accordance with the terms of the U.S. Guarantor Obligations or the Foreign Obligations, as applicable, and of this Agreement, of all amounts payable under or in respect of such U.S. Guarantor Obligations or the Foreign Obligations, as applicable, before any payment or distribution is made on, or in respect of, any Intercompany Debt, in any such case, proceeding or other action, any distribution or payment, to which the Agent or any other Secured Creditor would be entitled except for the provisions hereof shall be paid by such Grantor, or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution directly to the Agent (for the benefit of the Agent and the other Secured Creditors) to the extent necessary to pay all such U.S. Guarantor Obligations or the Foreign Obligations, as applicable, in full in cash, after giving effect to any concurrent payment or distribution to the Agent and other Secured Creditors (or to the Agent for the benefit of the Agent and the other Secured Creditors).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:

DURATA THERAPEUTICS HOLDING C.V., a limited partnership organized under the laws of the Netherlands

By:
Name:
Title:

DURATA THERAPEUTICS INTERNATIONAL B.V., a private company with limited liability incorporated under the laws of the Netherlands

By:
Name:
Title:

DURATA THERAPEUTICS, INC., a Delaware corporation

By:
Name:
Title:

VICURON PHARMACEUTICALS INC., a Delaware corporation

By:
Name:
Title:

[SIGNATURE PAGE TO SECURITY AGREEMENT]

DURATA THERAPEUTICS U.S. LIMITED, a Delaware corporation

By:
Name:
Title:

[SIGNATURE PAGE TO SECURITY AGREEMENT]

AGENT:

PDL BIOPHARMA, INC., a Delaware corporation

By:
Name:
Title:

[SIGNATURE PAGE TO SECURITY AGREEMENT]

Exhibit A to Security Agreement

COPYRIGHT SECURITY AGREEMENT

WHEREAS, [            ], a [            ] (herein referred to as “Grantor”), having an address at [            ], has adopted, used and is using the copyrights listed on the annexed Schedule 1-A, which copyrights are registered in the United States Copyright Office (the “Copyrights”);

WHEREAS, the Grantor has entered into a Security Agreement, dated as of [            ], 2013 (said Security Agreement, as it may hereafter be amended or otherwise modified from time to time being the “Security Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined) in favor of the Agent, for itself and the Lender party to the Credit Agreement (in such capacity, the “Secured Party”); and

WHEREAS, pursuant to the Security Agreement, the Grantor has granted to Secured Party a security interest in all right, title and interest of the Grantor in and to the Copyrights, and the registrations and recordings thereof in the United States Copyright Office or any other country or any political subdivision thereof, all whether now or hereafter owned or licensable by the Grantor and all extensions or renewals thereof and all Copyright licenses, and all proceeds of all of the foregoing, including, without limitation, any claims by the Grantor against third parties for infringement thereof, to secure the payment and performance of the Obligations.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Grantor does hereby further confirm, and put on the public record:

Section 1. Grant of Security Interest in Copyright Collateral. Each Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Agent for the benefit of the Secured Creditors, and grants to the Agent for the benefit of the Secured Creditors a Lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “Copyright Collateral”):

(i) all of its Copyrights, including, without limitation, those referred to on Schedule 1-A hereto;

(ii) all renewals, reversions and extensions of the foregoing; and

(iii) all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.

Section 2. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and agrees that the rights and remedies of the Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any irreconcilable conflict between the terms of this Copyright Security Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall control.

SECTION 3. Grantor Remains Liable. Each Grantor hereby agrees that, anything herein to the contrary notwithstanding, such Grantor shall assume responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in such Grantor’s reasonable business judgment in connection with their Copyrights subject to a security interest hereunder.

SECTION 4. GOVERNING LAW THIS COPYRIGHT SECURITY AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of a signature page of this Copyright Security Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such Copyright Security Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned Grantor has duly executed or caused this Copyright Security Agreement to be duly executed as of the date first set forth above.

[ ]

By:
Name:
Title:

Schedule 1-A to the COPYRIGHT SECURITY AGREEMENT

Copyright	Registration Date	Registration No.

Exhibit B to Security Agreement

PATENT SECURITY AGREEMENT

WHEREAS, [            ], a [            ] (herein referred to as “Grantor”), having an address at [            ], owns the letters patent and/or applications for letters patent of the United States of America more particularly described on Schedule 1-A annexed hereto as part hereof (the “Patents”);

WHEREAS, the Grantor has entered into a Security Agreement, dated as of [            ], 2013 (said Security Agreement, as it may hereafter be amended or otherwise modified from time to time being the “Security Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined) in favor of the Agent, for itself and the Lender party to the Credit Agreement (in such capacity, the “Secured Party”); and

WHEREAS, pursuant to the Security Agreement, the Grantor has granted to Secured Party a security interest in all right, title and interest of Grantor in and to the Patents, together with all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, all whether now or hereafter owned or licensable by Grantor, and all reissues, divisions, continuations, continuations-in-part, term restorations or extensions thereof, all Patent licenses and all proceeds of all of the foregoing, including, without limitation, any claims by Grantor against third parties for infringement thereof for the full term of the Patents, to secure the prompt payment and performance of the Obligations.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Grantor does hereby further confirm, and put on the public record, its grant to Secured Party of a security interest in and mortgage on the Collateral to secure the prompt payment and performance of the Obligations.

Section 1. Grant of Security Interest in Patents

Each Grantor hereby grants to the Agent a security interest and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether owned or existing or hereafter acquired or arising and wherever located (collectively, the “Patent Collateral”): all United States and foreign patents and certificates of invention, or similar industrial property rights, including, but not limited to each patent referred to in Schedule 1-A hereto (as such schedule may be amended or supplemented from time to time), and with respect to any and all of the foregoing, (i) all applications therefor including the patent applications referred to in Schedule 1-A hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vii) all proceeds, payments and rights to payments arising out of the sale, lease, license, assignment, or other disposition thereof.

Section 2. Security Agreement

The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to the Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Agent with respect to the security interest in the Patent Collateral made and granted hereby are supplemental of, and more fully set forth in, the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any irreconcilable conflict between the terms of this Patent Security Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall control.

Section 3. Grantor Remains Liable. Each Grantor hereby agrees that, anything herein to the contrary notwithstanding, such Grantor shall assume responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in such Grantor’s reasonable business judgment in connection with their Patents subject to a security interest hereunder.

Section 4. GOVERNING LAW

THIS PATENT SECURITY AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 5. Counterparts.

This Patent Security Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Patent Security Agreement shall become effective when the Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of this Patent Security Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such Patent Security Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned Grantor has duly executed or caused this Patent Security Agreement to be duly executed as of the date first set forth above.

[ ]

By:
Name:
Title:

Schedule 1-A to the PATENT SECURITY AGREEMENT

Title	Date Filed or Granted	Serial No. or Patent No.

Exhibit C to Security Agreement

TRADEMARK SECURITY AGREEMENT

WHEREAS, [            ], a [            ] (herein referred to as “Grantor”), having an address at [            ], (1) has adopted, used and is using, or (2) has intended to use and filed an application indicating that intention, but has not yet filed an allegation of use under Section l(c) or l(d) of the Trademark Act, or (3) has filed an application based on an intention to use and has since used and has filed an allegation of use under Section l(c) or l(d) of the Trademark Act, the trademarks, trade names, trade styles and service marks listed on the annexed Schedule 1-A, which trademarks, trade names, trade styles and service marks are registered, or for which applications for registration have been filed in the United States Patent and Trademark Office (the “Trademarks”); and

WHEREAS, the Grantor has entered into a Security Agreement, dated as of [            ], 2013 (said Security Agreement, as it may hereafter be amended or otherwise modified from time to time being the “Security Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined) in favor of the Agent, for itself and the Lender party to the Credit Agreement (in such capacity, the “Secured Party”); and

WHEREAS, pursuant to the Security Agreement, the Grantor has granted to Secured Party a security interest in all right, title and interest of the Grantor in and to the Trademarks, together with all prints and labels on which said Trademarks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, and the goodwill of the business symbolized by the Trademarks and the applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any State thereof, or any other country or any political subdivision thereof, all whether now or hereafter owned or licensable by Grantor, and all reissues, extensions or renewals thereof, all Trademark licenses and all proceeds of all of the foregoing, including, without limitation, any claims by Grantor against third parties for infringement thereof, to secure the payment and performance of the Obligations.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Grantor does hereby further confirm, and put on the public record:

Section 1. Grant of Security Interest in Trademarks.

Each Grantor hereby grants to the Agent a security interest and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether owned or existing or hereafter acquired or arising and wherever located (collectively, the “Trademark Collateral”):

(i) all United States, State and foreign trademarks, service marks, certification marks, collective marks, trade names, corporate names, d/b/as, business names, fictitious business names, Internet domain names, trade styles, logos, other source or business identifiers, designs and general intangibles of a like nature and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, but not limited to, the registrations and applications referred to in Schedule 1-A hereto (as such schedule may be amended or supplemented from time to time),

(ii) the goodwill of the business symbolized thereby,

(iii) all rights corresponding thereto throughout the world,

(iv) all rights to sue for past, present and future infringement or dilution thereof or for any injury to goodwill,

(v) all licenses, claims, damages, and proceeds of suit arising therefrom, and

(vi) all payments and rights to payments arising out of the sale, lease, license assignment or other disposition thereof;

provided that the security interest granted under Section 2 hereof shall not attach to, and the term “Trademark Collateral” shall not include any applications for trademark filed in the United States Patent and Trademark Office pursuant to 15 U.S.C. § 1051 Section 1(b), only to the extent that the grant of a security interest therein would result in the abandonment, invalidation or unenforceability of the trademarks matured from such application or rights hereunder and only until evidence of the use of such trademarks in commerce, as defined in 15 U.S.C. Section 1127, is submitted to, and accepted by, the United States Patent and Trademark Office pursuant to 15 U.S.C. § 1051 Section 1(c) or 1(d), following which filing all such applications shall automatically become Trademark Collateral.

Section 2. Security Agreement

The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to the Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Agent with respect to the security interest in the Trademark Collateral made and granted hereby are supplemental of, and more fully set forth in, the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any irreconcilable conflict between the terms of this Trademark Security Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall control.

Section 3. Grantor Remains Liable. Each Grantor hereby agrees that, anything herein to the contrary notwithstanding, such Grantor shall assume responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in such Grantor’s reasonable business judgment in connection with their Trademarks subject to a security interest hereunder.

Section 4. GOVERNING LAW

THIS TRADEMARK SECURITY AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 5. Counterparts.

This Trademark Security Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Trademark Security Agreement shall become effective when the Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of this Trademark Security Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such Trademark Security Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned Grantor has duly executed or caused this Trademark Security Agreement to be duly executed as of the date first set forth above.

[ ]

By:
Name:
Title:

Schedule 1-A to the TRADEMARK SECURITY AGREEMENT

Trademark	Application or Registration Date	Application Serial No. or Registration No.

Exhibit D to Security Agreement

FORM OF CONTROL AGREEMENT

This CONTROL AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Control Agreement”) dated as of             , 20     is made by and among             , a             (the “Grantor”), [            ], as Agent (in such capacity, the “Agent”) for the Secured Creditors (as defined in the Security Agreement referred to below), and             , a             corporation (the “Issuer”).

WHEREAS, the Grantor has granted to the Agent for the benefit of the Secured Creditors a security interest in the uncertificated securities of the Issuer owned by the Grantor from time to time (collectively, the “Pledged Securities”), and all additions thereto and substitutions and Proceeds thereof (collectively, with the Pledged Securities, the “Collateral”) pursuant to a Security Agreement, dated as of [            ], 2013 (as amended, supplemented, replaced or otherwise modified from time to time, the “Security Agreement”), by the Grantor and the other persons party thereto as grantors in favor of the Agent.

WHEREAS, the following terms which are defined in Articles 8 and 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof (the “UCC”) are used herein as so defined (whether or not such terms are capitalized in the UCC): Adverse Claim, Control, Instruction, Issuer’s Jurisdiction, Proceeds and Uncertificated Security.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Notice of Security Interest. The Grantor, the Agent and the Issuer are entering into this Control Agreement to perfect, and to confirm the priority of, the Agent’s security interest in the Collateral. The Issuer acknowledges that this Control Agreement constitutes written notification to the Issuer of the Agent’s security interest in the Collateral. The Issuer agrees to promptly make all necessary entries or notations in its books and records to reflect the Agent’s security interest in the Collateral and, upon request by the Agent, to register the Agent as the registered owner of any or all of the Pledged Securities. The Issuer acknowledges that the Agent has control over the Collateral.

SECTION 2. Collateral. The Issuer hereby represents and warrants to, and agrees with the Grantor and the Agent that (i) the terms of any limited liability company interests or partnership interests, in any limited liability company or partnership organized under the laws of the United States or any state thereof, included in the Collateral from time to time shall expressly provide that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in the State of [            ], (ii) the Pledged Securities are Uncertificated Securities, (iii) the Issuer’s

Jurisdiction is, and during the term of this Control Agreement shall remain, the State of [            ], (iv) Schedule 1 contains a true and complete description of the Pledged Securities as of the date hereof and (v) except for the claims and interests of the Agent and the Grantor in the Collateral, the Issuer does not know of any claim to or security interest or other interest in the Collateral.

SECTION 3. Control. The Issuer hereby agrees, upon written direction from the Agent and without further consent from the Grantor, (a) to comply with all Instructions and directions of every kind originated by the Agent concerning the Collateral, to liquidate or otherwise dispose of the Collateral as and to the extent directed by the Agent and to pay over to the Agent all Proceeds of the Collateral without any setoff or deduction, and (b) except as otherwise directed by the Agent, not to comply with the Instructions or directions of any kind originated by the Grantor or any other person with respect to the Collateral.

SECTION 4. Other Agreements. The Issuer shall notify promptly the Agent and the Grantor if any other person asserts any lien, encumbrance, claim (including any adverse claim) or security interest in or against any of the Collateral. In the event of any conflict between the provisions of this Control Agreement and any other agreement governing the Pledged Securities or the Collateral, the provisions of this Control Agreement shall control.

SECTION 5. Protection of Issuer. The Issuer may rely and shall be protected in acting upon any notice, instruction or other communication that it reasonably believes to be genuine and authorized.

SECTION 6. Termination. This Control Agreement shall terminate automatically upon receipt by the Issuer of written notice executed by the Agent terminating this Agreement.

SECTION 7. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, to the Grantor’s and the Agent’s addresses as set forth in the Security Agreement, and to the Issuer’s address as set forth below, or to such other address as any party may give to the others in writing for such purpose:

[Name of Issuer]
[Address of Issuer]
Attention:
Telephone: ( )
Telecopy: ( )

SECTION 8. Amendments in Writing. None of the terms or provisions of this Control Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the parties hereto.

SECTION 9. Entire Agreement. This Control Agreement and the Security Agreement constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

SECTION 10. Execution in Counterparts. This Control Agreement may be executed in any number of counterparts (including by telecopy or other electronic commission), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 11. Successors and Assigns. This Control Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor may not assign, transfer or delegate any of its rights or obligations under this Control Agreement without the prior written consent of the Agent.

SECTION 12. Governing Law and Jurisdiction. This Control Agreement has been delivered to and accepted by the Agent and will be deemed to be made in the State of New York. THIS CONTROL AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Each of the parties hereto submits for itself and its property in any legal action or proceeding relating to this Control Agreement, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof.

SECTION 13. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CONTROL AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, each of the undersigned has caused this Control Agreement to be duly executed and delivered as of the date first above written.

[NAME OF GRANTOR]

By:
Name:
Title:
[ ], as

Agent

By:
Name:
Title:

[NAME OF ISSUER]

By:
Name:
Title:

Annex I to Security Agreement

JOINDER AGREEMENT, dated as of             , 20    , made by             , a             (the “Additional Grantor”), in favor of [            ], as Agent (in such capacity, the “Agent”) for (i) the lender (the “Lender”) party to the Credit Agreement referred to below and (ii) the other Secured Creditors (as defined in the Security Agreement (as hereinafter defined)). All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H:

WHEREAS,            (the “Borrower”), the Lender and the Agent have entered into the Credit Agreement, dated as of [            ], 2013 (as amended, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower has entered into a Security Agreement, dated as of [            ], 2013 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Agent for the benefit of the Secured Creditors;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Security Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Joinder Agreement in order to become a party to the Security Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Security Agreement. By executing and delivering this Joinder Agreement, the Additional Grantor, as provided in Section 18.15 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex I-A hereto is hereby added to the information set forth in the Perfection Certificate or Perfection Supplement most recently delivered pursuant to the terms of the Security Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties as to the Additional Grantor contained in Section 5 of the Security Agreement is true and correct in all respects on and as the date hereof (after giving effect to this Joinder Agreement) as if made on and as of such date.

2. GOVERNING LAW. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title: